Exhibit 10.7

Execution Version

TRADEMARK ASSIGNMENT AGREEMENT

This Trademark Assignment Agreement (the “Agreement”) is made and delivered as of July 11, 2019, by and among Kirkman Group, Inc., a Nevada corporation (“Kirkman Group”), Kirkman Laboratories, Inc., an Oregon corporation (“Kirkman Laboratories”), Kirkman Group International, Inc., a Nevada corporation (“Kirkman Group International”, collectively with Kirkman Group and Kirkman Laboratories, “Assignors”, and each individually, an “Assignor”) and HTO Nevada Inc., a Delaware corporation (“Assignee”). All capitalized terms used herein but not otherwise defined shall have the meanings given them in the Purchase Agreement (as defined below).

WHEREAS, Assignors and Assignee are parties to that certain Asset Purchase Agreement dated as of June 28, 2019 (the “Purchase Agreement”), pursuant to which Assignee has agreed to purchase from Assignors the Assets;

WHEREAS, Assignors have agreed to transfer, contribute and assign to Assignee all of Assignors’ right, title and interest in and to the Assignors’ brand name, service mark, trademark, trade dress, logo, slogan, trade name, corporate name, internet domain name, including, without limitation, those set forth on Exhibit A, together with all translations, adaptations, derivations and combinations thereof and including all goodwill associated therewith and all registrations or application for registration or renewals of any of the foregoing (collectively, the “Marks”); and

WHEREAS, pursuant to the Purchase Agreement, Assignors have agreed to assign the Marks and all rights therein to Assignee.

NOW THEREFORE, in consideration of the covenants and obligations recited herein, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Assignor agrees as follows:

AGREEMENT

1. Each Assignor hereby irrevocably assigns to the Assignee: (i) all of such Assignor’s right, title, and interest in and to the Marks, together with the goodwill associated therewith; (ii) any and all legal actions and rights and remedies at law or in equity for past, present and future infringements, misappropriations, or other violations of the Marks, including the right to prosecute, maintain and sue for, collect, and retain all damages (including attorneys’ fees and expenses), profits, proceeds, and all other remedies associated therewith; and (iii) any and all income, royalties, and payments accruing on or after the date of this Agreement with respect to the Marks, for the Assignee’s own use and enjoyment and for the use and enjoyment of the Assignee’s successors, assigns, or other legal representatives.

2. Each Assignor agrees not to use (and to terminate and discontinue all use of) the terms contained in the Marks and any terms similar thereto in any domain name, domain name registration, trademark, service mark, trade name, company name, legal name, fictitious business name, logo, and any other indicator of origin, with regard to itself and any business or entity at any time owned or controlled by such Assignor.

3. Each Assignor authorizes and requests the Commissioner of Patents and Trademarks of the United States, and any other official throughout the world whose duty is to register and record ownership in trademark registrations and applications for registration of trademarks, to record the Assignee as the assignee and owner of any and all of such Assignor’s rights in the Marks.

4. All of the terms and provisions of this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

5. The terms of the Purchase Agreement, including but not limited to Assignors’ representations, warranties, covenants, agreements and indemnities (subject to the limitations therein) relating to the Assets, including the Marks, are incorporated herein by this reference. Each Assignor acknowledges and agrees that the representations, warranties, covenants, agreements and indemnities (subject to the limitations therein) contained in the Purchase Agreement shall not be superseded hereby but shall remain in full force and effect to the full extent provided therein. In the event of any conflict or inconsistency between the terms of the Purchase Agreement and the terms hereof, the terms of the Purchase Agreement shall govern.

6. Assignors jointly and severally covenant and agree to execute and deliver, at the request of the Assignee, such further instruments of transfer and assignment and to take such other action as Assignee may reasonably request to more effectively consummate the assignments contemplated by this Agreement. If Assignee is unable for any reason to secure any of the Assignor’s signature to any document required to file, prosecute, register, or memorialize the assignment of any rights under any Marks as provided under this Agreement, such Assignor hereby irrevocably designates and appoints Assignee and Assignee’s duly authorized officers and agents as Assignor’s agents and attorneys-in-fact to act for and on Assignor’s behalf and instead of Assignor to take all lawfully permitted acts to further the filing, prosecution, registration, memorialization of assignment, issuance, and enforcement of rights under such Marks, all with the same legal force and effect as if executed by Assignor. The foregoing is deemed a power coupled with an interest and is irrevocable.

7. This Agreement and the legal relations between the parties pursuant to this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made and performed in such State and without regard to conflicts of law doctrines.

[Signature Page Follows]

IN WITNESS WHEREOF, the party below has executed this Trademark Assignment Agreement as of the date first above written.

KIRKMAN GROUP, INC., as Assignor

By:	/s/ David Humphrey
Name:	David Humphrey
Title:	Chief Executive Officer

KIRKMAN LABORATORIES, INC., as Assignor

By:	/s/ David Humphrey
Name:	David Humphrey
Title:	President

KIRKMAN GROUP INTERNATIONAL, INC., as Assignor

By:	/s/ David Humphrey
Name:	David Humphrey
Title:	President

[Signature Page to Trademark Assignment Agreement]

IN WITNESS WHEREOF, the party below has executed this Trademark Assignment Agreement as of the date first above written.

HTO NEVADA INC., as Assignee

By:	/s/ Rod Wolterman
Name:	Rod Wolterman
Title:	President

[Signature Page to Trademark Assignment Agreement]

Exhibit A

MARKS

Country	Trademark	Registration No.	Registration Date
United States		4591402	7/12/13

Attachment “Annex 3.19 Intellectual Property” is hereby incorporated by reference.

SCHEDULE 3.19

INTERLLECTUAL PROPERTY

Mark	Reg / App. No.	Goods / Services	Owner / Status
	85/331,706 (US)	PHARMACEUTICALS AND NUTRITIONAL PRODUCTS, NAMELY, DIETARY AND FOOD SUPPLEMENTS	Kirkman Group, Inc (OR) Abandoned
	41765854 (US)	Pharmaceuticals and nutritional products, namely dietary and food supplements	Kirkman Group, Inc. (OR) Section 8&15 Due 7/17/2018
ULTRA TESTED	4176583 (US)	Pharmaceuticals and nutritional products, namely dietary and food supplements	Kirkman Group, Inc. (OR) Section 8&15 Due 7/17/2018
KIRKMAN ULTRA PURE	85021038 (US)	Pharmaceuticals and nutritional products, namely hypoallergenic supplements, dietary and food supplements	Kirkman Group, Inc (OR) Abandoned
	3348625 (US)	PHARMACEUTICALS AND NUTRITIONAL PRODUCTS, NAMELY, DIETARY AND FOOD SUPPLEMENTS	Kirkman Group, Inc. (OR) Renewal Due 12/4/2027
ISOGEST	3169915 (US)	Digestive enzyme supplement	Kirkman Group, Inc. (OR) Renewal Due 11/7/2006
	3968386 (US)	Pharmaceuticals and nutritional products, namely dietary and food supplements	Kirkman Group, Inc. (NV) Renewal Due 05/31/2021
BIOFILM DEFENSE	3839486 (US)	Pharmaceuticals and nutritional products, namely dietary and food supplements	Kirkman Group, Inc. (OR) Renewal Due 08/24/2020
KIRKMAN KLEEN	3544412 (US)	SHAMPOOS; CONDITIONERS FOR HAIR; GENERAL PURPOSE CLEANING, POLISHING, BLEACHING, AND ABRASIVE LIQUIDS AND POWDERS; SOUPS; LOTIONS FOR SKIN; PREPARATIONS FOR TOILET CLEANING SERVICES	Kirkman Group, Inc. (OR) Renewal Due 12/09/2018

Mark	Reg / App. No.	Goods / Services	Owner / Status
KIRKMAN	2739592 (US)	Pharmaceuticals and nutritional products, namely dietary and food supplements	Kirkman Group, Inc. (OR) Renewal Due 07/22/2023
NU-THERA	1000478 (US)	VITAMIN AND MINERAL PREPARATION INTENDED FOR USE AS A DIETARY SUPPLEMENT	Kirkman Group, Inc. (OR) Renewal Due 12/31/2024
FLURA-DROPS	1322947 (US)	Standardized Solution of Sodium Flouride for Supplying Extra Diearty Flouyrine by Addition to Food or Liquids	Kirkman Group, Inc. (OR) Renewal Due 3/5/2025
	06017647 (Malaysia)	PHARMACEUTICALS AND NUTRITIONAL PRODUCTS, NAMELY, DIETARY AND FOOD SUPPLEMENTS	Kirkman Group, Inc.* Renewal Due 8/25/2026
	193965 (Israel)	PHARMACEUTICALS AND NUTRITIONAL PRODUCTS, NAMELY, DIETARY AND FOOD SUPPLEMENTS	Kirkman Group, Inc.* Renewal Due 9/26/2026
	T0622431B (Singapore)	Pharmaceutical and nutritional products, namely, dietary and food supplements	Kirkman Group, Inc.* Renewal Due 9/7/2026
	1141663 (Australia)	Pharmaceutical and nutritional products, namely, dietary and food supplements	Kirkman Group, Inc.* Renewal Due 9/7/2026
	897517 (Madrid)	Pharmaceutical and nutritional products, namely, dietary and food supplements	Kirkman Group, Inc.* Renewal Due 7/9/2026 Designations: AU, BQ, CH, CN, CW, DK, FR, GB, IE, IT, JP, KR, NO, RS, SE, SD, SX
	TMA730603 (Canada)	Dietary and food supplements, namely, amino acids, antioxidents in pill form, casein/gluten-free food supplement, colostrums, conenzymes, idbenones, dimethylglycines, hypoallergenic capsules, enzymes, essential fatty-acids, immuno-support capsules, minerals, vitamins	Kirkman Laboratories Inc.*

Mark	Reg / App. No.	Goods / Services	Owner / Status
KIRKMAN KLEEN	TNA 761356 (Canada)	Shampoos and conditioners for hair, all purpose cleaning, polishing, scouring and abrasive preparations; bleaching preparations; soups for skin; lotions for skin; toilet bowl cleaners	Kirkman Group Inc.* Renewal was due 12/26/2017 Designation (GB)
	IDM000170977 (Indonesia)	Produk-produk pharmasi dan nutrisi, yaitu, suplementdiet dan suplemen makanan.	Kirkman Group Inc.* Renewal Due 12/20/2016
	108965 (United Arab Emirates)	Pharmaceuticals and Nutritional products namely, dietary and food supplements – in Class 05	Kirkman Laboratories, Inc.* Renewal Due 11/13/2018
	300729333 (China)	Pharmaceuticals and Nutritional products namely, dietary and food supplements – in Class 05	Kirkman Laboratories, Inc.* Renewal date unclear
	99504 (Kuwait)	Not identified in registration document	Kirkman Laboratories, Inc.* Renewal Due 11/19/18
	2006/22803 (South Africa)	Pharmaceuticals and Nutritional Products, including but not limited to, dietary and food supplements – in Class 05	Kirkman Laboratories, Inc.* Renewal was due 9/26/16 Company indicates that this has been renewed.
	788184 (Switzerland)	(Trademark filing in Swedish lanugage)	Kirkman Laboratories, Inc.* Company indicates that this has been renewed or still active.
KIRKMAN KLEEN	949422 (United Kingdom)	Shampoos; conditioners; cleaning; polishing, scouring and abrasive preparations; bleaching preparations; soups; lotions; toilet preparation; deodarants; sanitary preparations; antibacterial preparations; disinfectants – in International Class 3	Kirkman Laboratories, Inc.* Renewal was due 12/26/17 Abandoned.
KIRKMAN KLEEN	949422 (World Intellectual Property Organizaion)	Pharmaceuticals and nutritional products namely, dietary and food supplements.	Kirkman Group Inc.*
	4-2006-010860 (Philipines	Not identified in registration statement	Kirkman Group Inc*
	146900 (Saudi Arabia)	Not identified in registration statement	Kirkman Group Inc* Expiration date not identified in registration statement
	897517 (World Intellectual Property Organizaion)	Pharmaceuticals and nutritional products namely, dietary and food supplements.	Kirkman Group Inc* Renewal due by 8/25/16